Exhibit  99.2





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Ralcorp Holdings, Inc. (the "Company") on Form 10-K for the year ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
G. Granneman, Controller and Chief Accounting Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                             /s/ Thomas G. Granneman
                             ------------------------------
                             Thomas  G.  Granneman
                             Controller  and  Chief  Accounting  Officer
                             Ralcorp  Holdings,  Inc.
                             December  19,  2002